UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024 (May 22, 2024)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LGMK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 22, 2024, LogicMark, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). On May 24, 2024, the Company filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission to report the voting results at the Annual Meeting (the “Current Report”). This Current Report on Form 8-K/A is being filed solely to amend the Current Report in order to disclose the decision by the Company’s board of directors (the “Board”) by unanimous written consent without a meeting on August 9, 2024 to approve how frequently the Company will conduct future stockholder votes on a non-binding advisory resolution on the compensation of the Company’s named executive officers (the “Say-on-Frequency Vote”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, among other matters, the Company voted on a proposal regarding the Say-on-Frequency Vote. As previously disclosed in the Current Report, the stockholders of the Company selected the option to hold future stockholder votes on a non-binding advisory resolution on the compensation of the Company’s named executive officers (a “Say-on-Pay Vote”) every three (3) years. The final voting results for such proposal were as follows:

One Year	Two Years	Three Years	Abstain
66,211	6,342	235,010	61,710

There were 624,496 broker non-votes with respect to such proposal.

In light of and consistent with the votes cast with respect to such proposal, on August 9, 2024, the Board determined to hold a Say-on-Pay Vote every three (3) years until the next Say-on-Frequency Vote or until the Board otherwise determines that a different frequency for a Say-on-Pay Vote is in the best interests of the stockholders of the Company. The next Say-on-Frequency Vote is currently required to occur no later than the Company’s 2030 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2024	LogicMark, Inc.

	By:	/s/ Mark Archer
		Name:	Mark Archer
		Title:	Chief Financial Officer

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